Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Expands in Texas - Acquires Three Dealerships with Expected Annual Revenues of $760 Million
HOUSTON, TX, May 8, 2023 - Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 206 dealerships located in the U.S. and U.K., today announced the expansion of its Texas operations with the acquisition of three Beck & Masten Buick-GMC dealerships. Two of the dealerships are located in the Houston market and are among the highest volume dealerships in their brand in the U.S. The third dealership is located in the Corpus Christi metro area and is the highest volume Buick-GMC dealership in its market. The acquisition adds to the Company’s strong portfolio of 15 dealerships in the Houston market and 55 dealerships in the state of Texas. The dealerships are expected to generate $760 million in annual revenues, bringing year-to-date total acquired revenues for Group 1 to $910 million.
Group 1’s President and CEO Daryl Kenningham stated, “We want to welcome our new teammates from Beck & Masten to the Group 1 family and are pleased to further expand our footprint in our successful Texas operations. GMC has outstanding truck and SUV products and fits perfectly into these important Texas truck markets. Buick’s products are poised to be leaders in the transition to vehicle electrification. Texas continues to be the fastest growing state in the U.S. and Houston, home to several of our largest and most profitable dealerships, is the 2nd fastest growing major metropolitan area in the U.S. The addition of these dealerships builds on our growth story at Group 1”.
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 206 automotive dealerships, 278 franchises, and 44 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 and the armed conflict in Ukraine on our business and the supply chains upon which our business is dependent, (j) the impacts of continued inflation and any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, and (m) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
tbratton@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com

or

Clint Woods
Pierpont Communications, Inc.
713-627-2223
cwoods@piercom.com

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